SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-19)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-19

On November 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-19, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-19 relating to the distribution date of November 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-19
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       419,802,378.29    5.500000%     6,926,880.67  1,924,016.09    8,850,896.76       0.00      78.15
                        2A1       199,351,439.97    5.000000%     3,750,887.64    830,631.00    4,581,518.64       0.00       0.00
                        PO            201,567.10    0.000000%           694.33          0.00          694.33       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,050,774.80    5.336769%        22,379.40     53,591.99       75,971.39       0.00       1.51
                        B1          4,131,891.58    5.336769%         7,673.30     18,375.27       26,048.58       0.00       0.52
                        B2          3,099,165.40    5.336769%         5,755.44     13,782.55       19,537.99       0.00       0.39
                        B3          1,721,539.26    5.336769%         3,197.06      7,656.00       10,853.06       0.00       0.22
                        B4          1,721,539.26    5.336769%         3,197.06      7,656.00       10,853.06       0.00       0.22
                        B5          1,378,196.92    5.336769%         2,559.44      6,129.09        8,688.53       0.00       0.17
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        643,458,492.57     -           10,723,224.34  2,861,838.00   13,585,062.34     -           81.17
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       412,875,497.61             78.15
                                2A1       195,600,552.33              0.00
                                PO            200,872.77              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,028,395.40              1.51
                                B1          4,124,218.28              0.52
                                B2          3,093,409.96              0.39
                                B3          1,718,342.20              0.22
                                B4          1,718,342.20              0.22
                                B5          1,375,637.48              0.17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        632,735,268.23             81.17
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-19
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   419,802,378.29     5.500000% 12669D5R5    15.375506      4.270713    916.454311
                           2A1   199,351,439.97     5.000000% 12669D5S3    16.847321      3.730826    878.550810
                           PO        201,567.10     0.000000% 12669D5T1     3.158867      0.000000    913.871442
Residual                   AR              0.00     5.500000% 12669D5U8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,050,774.80     5.336769% 12669D5V6     1.832650      4.388649    985.005560
                           B1      4,131,891.58     5.336769% 12669D5W4     1.832650      4.388649    985.005560
                           B2      3,099,165.40     5.336769% 12669D5X2     1.832650      4.388649    985.005560
                           B3      1,721,539.26     5.336769% 12669EBX3     1.832650      4.388649    985.005560
                           B4      1,721,539.26     5.336769% 12669EBY1     1.832650      4.388649    985.005560
                           B5      1,378,196.92     5.336769% 12669EBZ8     1.832650      4.388649    985.005560
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     643,458,492.57       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-19
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       429,211,317.22   203,523,951.01   632,735,268.23
Loan count                   2886             1622             4508
Avg loan rate           6.187861%        5.827602%             6.07
Prepay amount        6,494,009.13     3,041,168.86     9,535,177.99

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        85,609.93        41,590.18       127,200.11
Sub servicer fees      156,418.12        98,573.74       254,991.86
Trustee fees             3,271.16         1,554.77         4,825.94


Agg advances                  N/A              N/A              N/A
Adv this period          5,514.49         5,697.82        11,212.31

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              66,923.70        33,076.30       100,000.00
Fraud                4,669,926.02     2,308,058.98     6,977,985.00
Special Hazard       6,434,584.93             0.00     6,434,584.93


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.260828%           100.000000%            619,355,385.36
   -----------------------------------------------------------------------------
   Junior            3.739172%             0.000000%             24,058,345.52
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                   678,759.19
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             6                   844,777.65

Totals:                                13                 1,523,536.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,585,062.34         13,585,062.34
Principal remittance amount           10,723,224.34         10,723,224.34
Interest remittance amount             2,861,838.00          2,861,838.00